Vanguard High Dividend Yield Index Fund Summary Prospectus

February 25, 2010

Investor Shares for Participants

Vanguard High Dividend Yield Index Fund Investor Shares (VHDYX)

The Fund’s statutory Prospectus and Statement of Additional Information dated February 25, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that are characterized by high dividend yield.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.27%
12b-1 Distribution Fee	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.35%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management” —or indexing—investment approach designed to track the performance of the FTSE® High Dividend Yield Index, which consists of common stocks of companies that pay dividends that generally are higher than average. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

• Investment style risk, which is the chance that returns from high-dividend-paying stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund’s target index. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.43% (quarter ended September 30, 2009), and the lowest return for a quarter was –19.44% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009

		Since
		Inception
		(Nov. 16,
	1 Year	2006)
Vanguard High Dividend Yield Index Fund Investor Shares	17.52%	–5.87%
FTSE High Dividend Yield Index
(reflects no deduction for fees or expenses)	17.74%	–5.64%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael Perre, Principal of Vanguard. He has managed the Fund since its inception.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard High Dividend Yield Index Fund Investor Shares—Fund Number 623

Vanguard High Dividend Yield Index Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (FTSE) or by the London Stock Exchange Plc (the Exchange) or by The Financial Times Limited (FT), and neither FTSE nor the Exchange nor FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE High Dividend Yield Index (the Index) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE nor the Exchange nor FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor FT shall be under any obligation to advise any person of any error therein. “FTSE®” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

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